UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 8, 2025
PetMed Express, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-28827	65-0680967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
420 South Congress Avenue, Delray Beach, Florida 33445
(Address of principal executive offices) (Zip Code)
(561) 526-4444
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	PETS	NASDAQ
Preferred Stock Purchase Rights	N/A	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Explanatory Note

On December 8, 2025, PetMed Express, Inc. (the “Company”) previously filed a Current Report on Form 8-K (the “Original 8-K”) with the Securities and Exchange Commission (“SEC”) to report that, on December 8, 2025, the Audit Committee of the Board of Directors of the Company had approved (i) the dismissal of RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm, effective upon completion of the interim review of the quarterly information on Form 10-Q for the three months ended June 30, 2025, and September 30, 2025 and (ii) the selection of Baker Tilly US, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026 and related interim periods commencing after September 30, 2025.

This Amendment No. 1 on Form 8-K (this “Form 8-K/A”) is being filed to disclose the specific date of RSM’s dismissal and to update the disclosures required by Item 304(a) of Regulation S-K through that date.

Item 4.01. Changes in Registrant’s Certifying Accountant.

On December 19, 2025, the Company filed, and RSM completed its interim review of, the Company’s Quarterly Reports on Form 10-Q for the three months ended June 30, 2025, and September 30, 2025. Accordingly, the dismissal of RSM as the Company’s independent registered public accounting firm was effective December 19, 2025.

RSM’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended March 31, 2025 and March 31, 2024 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During each of the fiscal years ended March 31, 2025 and March 31, 2024, and the subsequent interim periods through the date of dismissal, there were no “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and RSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM, would have caused RSM to make reference to the subject matter of the disagreement in its reports on the Company’s consolidated financial statements for such years. There were no “reportable events”, as that term is defined in Item 304(a)(1)(v) of Regulation S-K, during either of the fiscal years ended March 31, 2025 or March 31, 2024, and the subsequent interim periods through the date of dismissal, except as disclosed in the Original 8-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided RSM with a copy of the foregoing disclosures and requested that RSM provide a letter addressed to the SEC stating whether it agrees with such disclosures. A copy of RSM’s letter dated December 29, 2025 is filed as Exhibit 16.1 to this Form 8-K/A.

As previously disclosed in the Original 8-K, the Company engaged Baker Tilly as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026, beginning with the review of the Company’s consolidated financial statements for the fiscal quarter ending December 31, 2025.

During the Company’s two most recent fiscal years ended March 31, 2025 and March 31, 2024, and for the subsequent interim period through December 19, 2025, neither the Company nor anyone on its behalf consulted Baker Tilly regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Baker Tilly concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
16.1	Letter from RSM US LLP dated December 29, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 29, 2025

PETMED EXPRESS, INC.
By:	/s/ Doug Krulik
Name:	Doug Krulik
Title:	Chief Accounting Officer and Principal Financial Officer and Treasurer
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